As filed with the Securities and Exchange Commission on July 20, 2020

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 670

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 671

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Stacy L. Fuller, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Copies to:
Zachary R. Tackett
Apex Fund Services
Three Canal Plaza
Portland, ME 04101

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]	on August 1, 2020, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on , pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on , pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Beck, Mack & Oliver Partners Fund

# Beck, Mack & Oliver Funds

## Beck, Mack & Oliver Partners Fund (BMPEX)

# Prospectus

**August 1, 2020**

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance Information	5
Management	6
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Details Regarding the Fund’s Principal Investment Strategies	8
Additional Information Regarding Principal Investment Strategies	8
Additional Information Regarding Principal Investment Risks	9
Management	16
Investment Adviser	16
Portfolio Managers	16
Other Service Providers	16
Fund Expenses	17
Your Account	18
General Information	18
How to Contact the Fund	18
Buying Shares	21
Selling Shares	24
Retirement Accounts	27
Other Information	29
Financial Highlights	32

Summary Section

Investment Objective

The Beck, Mack & Oliver Partners Fund (the “Fund”) seeks long-term capital appreciation with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.80%
Fee Waiver and/or Expense Reimbursement(1)	(0.80)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

(1)	Beck, Mack & Oliver LLC (the “Adviser” or “BM&O”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) to 1.00% through at least July 31, 2021 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$488	$900	$2,050

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a portfolio of common stocks and securities convertible into or exercisable for common stocks issued by companies of any size, but it may also invest in preferred stocks and fixed, variable and floating rate fixed-income securities such as investment grade notes, bonds and debentures. The Fund generally seeks to invest in equity securities of domestic and foreign companies which it believes have sound, long-term fundamentals. The Fund may also invest in the securities of business development companies (“BDCs”) and other registered investment companies that invest in BDCs. As a non-diversified fund, the Fund may invest in a relatively small number of companies.

The Adviser relies primarily on fundamental analyses to identify companies, sectors and industries that, in

1

its judgment, are undervalued relative to their potential and whose growth should exceed that anticipated by the market. The Adviser seeks to purchase the securities of companies at prices that are below intrinsic value.

The Fund may invest in equity or fixed-income securities of any credit quality. With respect to fixed-income securities, the Adviser monitors interest rate outlooks, the shape of the yield curve and other economic factors to achieve an appropriate maturity profile for the Fund. The Fund may invest in fixed-income securities of any maturity, and the weighted average maturity of the portfolio may vary substantially over time. Up to 10% of the Fund’s net assets may be invested in fixed-income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in one of the top four categories by a national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed-income securities held by the Fund may be illiquid.

The Fund may invest a significant portion of the Fund’s total assets in cash or cash equivalents if the Adviser’s investment process does not identify other appropriate investments for the Fund. The Adviser may sell a security if, in its judgment, an issuer experiences a decline in its financial condition, an erosion in profits, earnings or cash flow, or becomes overvalued. The Adviser may also consider the issuer’s weighting in the portfolio and any trends in inflation, recession or interest rates in purchasing and selling securities for the Fund’s portfolio.

Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Equity Risk. Equity holdings, which include common stocks, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Market Events Risk. Geopolitical events, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to transact in contemporaneous markets, even if they are volatile and/ or illiquid, which may negatively impact the Fund’s net asset value.

Sector Risk. The Fund may invest a higher percentage of its total assets in one or more sectors. Developments affecting those sectors should be expected to impact the Fund more than a fund that is more broadly diversified and/or is not weighted in those sectors.

Value Investment Risk. The Fund’s investments in value securities are subject to the risk that they may remain undervalued for extended periods of time or never realize their full value. Different investment styles may shift in and out of favor, depending on market conditions

2

and investor sentiment. The Fund’s value approach could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments at an appropriate time or at a reasonable price, which may result in a loss to the Fund. Liquidity can decline unpredictably and investments that are illiquid are typically more difficult to value than investments with more active markets.

Non-Diversification Risk. The Fund is non-diversified. Investment by the Fund in securities of a limited number of issuers may expose it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

Management Risk. The Fund is actively managed and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new, amended, or limited government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, less favorable economic conditions, the imposition or tightening of exchange controls, trade barriers and other protectionist trade policies (including those in the U.S.), or other limitations on repatriation of foreign capital or nationalization and/or increased taxation or confiscation of investors’ assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer’s local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes.

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities or any changes in the issuer’s credit rating. Convertible securities are subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates are near historic lows, risks associated with rising rates may be heightened.

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to

3

default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ maturity, reduce the Fund’s return and cause the Fund to reinvest in lower yielding securities.

Variable and Floating Interest Rate Risk. Variable and floating rate securities may produce a leveraging effect or provide interest payments that vary inversely with market rates. Variable and floating rate securities may decline in value if interest rates in general or interest rates paid by them do not move as expected. Floating and variable rate securities may be called or redeemed by the issuer prior to maturity, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The Fund may suffer a loss if there is no active secondary market for any particular floating or variable rate security.

Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Registered Investment Company Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company.

High-Yield Securities Risk. Investments in “high yield securities” or “junk bonds” are inherently speculative and have a greater risk of default than investments in investment grade fixed-income securities. If an issuer defaults, a below-investment grade security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Below-investment grade securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value or sell.

Business Development Company Risk. BDCs are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the fund invests in shares of the BDC. BDCs primarily invest in privately-held and small and mid-size capitalization public companies, and are generally considered to be non-rated or below investment grade. The fair values of these investments often are not readily determinable. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. BDC revenues, income (or losses) and valuations can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations changing costs of medical products and services, limited product lines, and product liability claims,

4

among other things. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Communications Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

Industrials Sector Risk. To the extent the Fund invests a significant portion of its assets in the industrial sector, the Fund’s performance could be negatively impacted by events affecting this sector. The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

Information Technology Sector Risk. The Fund currently invests a portion of its assets in the information technology sector, and therefore the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available on a quarterly basis at www.beckmack.com or by calling (800) 943-6786 (toll free).

On December 1, 2009, a limited partnership managed by the Adviser reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, substantially similar to those of the Fund. The Fund has adopted the performance history of the limited partnership. The Fund’s performance for periods prior to December 1, 2009, is that of the limited partnership and reflects the expenses of the limited partnership, which were lower than the Fund’s current net expenses, except for 2008 when the expenses of the limited partnership were higher. The performance prior to December 1, 2009, is based on calculations that are different from the standardized method of calculations accepted by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

Performance information represents only past performance and does not necessarily indicate future results.

5

Annual Returns as of December 31

The calendar year-to-date total return as of June 30, 2020 was -11.26%.

During the period shown, the highest return of a quarter was 14.66% for the quarter ended September 30, 2010, and the lowest return was -23.18% for the quarter ended December 31, 2018.

Average Annual Total Returns

(For the periods ended December 31, 2019)

	1 Year	5 Year	10 Year
Return Before Taxes	32.35%	4.42%	8.06%
Return After Taxes on Distributions	32.22%	3.41%	6.80%
Return After Taxes on Distributions and Sale of Fund Shares	19.25%	3.17%	6.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. Beck, Mack & Oliver LLC is the Fund’s investment adviser.

Portfolio Manager. Messrs. Robert Beck and Richard Fitzgerald are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Beck, Senior

6

Member of the Adviser, has served as Portfolio Manager with respect to the Fund since 2015. Mr. Fitzgerald has served as Portfolio Manager for the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (800) 943-6786 (toll free) or writing to the Fund at Beck, Mack & Oliver Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)	Minimum Additional Investment(1)
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

(1)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms.

If deemed appropriate by the Trust officers, the Fund reserves the right to waive minimum investment amounts.

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

Details Regarding Principal Investment Strategies

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and may earn dividends.

Convertible Security means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.

Corporate Note means a debt security with a short-term maturity, usually less than 5 years.

Debenture means an unsecured debt backed only by the creditworthiness of the borrower, not by collateral.

Debt Security means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals and to repay the principal amount of the security at its maturity.

Fundamental Analysis means the analysis of a company’s financial condition to forecast the probably future value of its stock price. This analysis includes review of a company’s balance sheet and income statement, asset history, earnings history, product or service development and management productivity.

Preferred Stock means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuers. Preferred stock typically does not posses voting rights and its market value may change based on changes in interest rates.

Additional Information Regarding Principal Investment Strategies

The Fund seeks long-term capital appreciation consistent with the preservation of capital. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders.

The Fund invests primarily in a portfolio of common stocks and securities convertible into or exercisable for common stocks, but it may also invest in fixed, variable and floating rate fixed-income securities such as investment grade notes, bonds and debentures. The Fund generally seeks to invest in equity securities of domestic and foreign companies which it believes have sound, long-term fundamentals. The Fund may also invest in the securities of business development companies (“BDCs”) and other registered investment companies that invest in BDCs. Equity investments will be made typically in companies which the Adviser believes are financially strong and which appear to have attractive prospects for growth.

The Fund’s portfolio investments may include preferred stocks, corporate notes, bonds and debentures and securities issued and guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest up to 10% of its net assets in fixed-income securities rated below investment grade. Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor or Baa3 or higher by Moody’s Investors Service, Inc. or the equivalent by another national rating organization or, if unrated, determined by the Adviser to be of comparable quality. The Adviser will have discretion to select the range of maturities of the various fixed-income securities in which the Fund may invest and the weighted average life of the Fund’s fixed-income securities may vary substantially from time to time depending on economic and market conditions. The Fund may invest in debt securities of any maturity.

The Adviser’s Process. The Adviser relies primarily on fundamental analyses of prospective companies to identify companies that, in its judgment, are financially strong and possess high quality assets and above average growth and/or appreciation potential. The Adviser also uses fundamental analyses to identify sectors, industries and companies that it believes are experiencing growth but whose growth has not been recognized by the market, measuring the anticipated appreciation potential of the companies’ securities against existing market prices. The Adviser aims to purchase portfolio securities at low price levels relative to earnings and intrinsic valuations.

8

With respect to the Fund’s investment in fixed income securities, the Adviser monitors interest rate outlooks, the shape of the yield curve and other economic factors to determine an appropriate maturity profile for the Fund’s investment portfolio consistent with the Fund’s objective. In particular, the Adviser watches the yield spreads between higher and lower quality debt securities, between different sectors of the economy and between different types of debt securities to identify those securities that provide the highest yield at the best price.

The Adviser monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security if, in its judgment:

●	The underlying company experiences a decline in financial condition;
●	The underlying company experiences a significant erosion in profitability, earnings or cash flow;
●	The security is overvalued compared to its fundamentals;
●	The Fund’s holding of a security is overweighted compared to other holdings; or
●	There are negative trends in inflation, recession or interest rates.

The Fund may invest a significant portion of the Fund’s total assets in cash or cash equivalents if the Adviser’s Process does not identify other appropriate investments for the Fund.

The Fund is non-diversified.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. Equity holdings, common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Geopolitical and similar events, including pandemics and natural disasters, may destabilize world economies and cause market turbulence. Trade barriers and other protectionist trade policies (including those in the U.S.) may also increase market turbulence. Similarly, policy changes by the Federal Reserve and/or other government actors,

9

including changes in interest rates, could cause or increase volatility in the financial markets. Increases in market volatility may lead to reductions in market liquidity, which may make it more difficult for the Fund to purchase and sell portfolio holdings at favorable market prices and make the Fund’s net asset value fluctuate materially. To the extent that the Fund experiences high redemptions during periods of market turbulence, the Fund’s performance may be adversely affected as the Fund may not be able to sell portfolio holdings at favorable prices. In addition, the Fund may experience increased portfolio turnover, which will increase its costs and adversely impact its performance.

In late 2019 and early 2020, a global pandemic and policy changes implemented by the United Kingdom caused varying levels of market turbulence. Most significantly, an outbreak of severe acute respiratory disease from a novel coronavirus, COVID-19, was detected in China and spread internationally, resulting in major operational and market disruptions. Various countries closed their borders and internally imposed or recommended strict quarantines of exposed populations. Travel became restricted. Supply chains were disrupted, and consumer activity decreased. All of these changes in the world economy led to significant market uncertainty, heightened market volatility and reduced market liquidity. The final impact of COVID-19, and other epidemics and pandemics that may arise in the future, cannot be known at this time and may materially adversely affect issuers in which the Fund invests and the Fund itself.

In addition, the United Kingdom officially withdrew from the European Union (“EU”) on January 31, 2020 in an act commonly referred to as “Brexit.” The effect of Brexit on the United Kingdom and European economies will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters being negotiated. During a transition period that will extend to December 2020, subject to extension, the United Kingdom will have access to the EU single market and be subject to EU regulation.

Sector Risk. The Fund may invest a higher percentage of its total assets in one or more sectors. The industries that comprise a sector may react similarly to changes in market conditions such as economic, political or regulatory events. Therefore, the value of the Fund’s portfolio investments may be more sensitive to such events, which may result in greater risk to the Fund. For example, the health care sector is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. As another example, financial services companies are subject to extensive government regulation, and changes or proposed changes in these regulations may adversely impact the industry. In addition, the profitability of companies in the financial services industries can also be significantly affected by the cost of capital, changes in interest rates and price competition.

Value Investment Risk. The determination that a stock is undervalued is subjective, the market may not agree and the stock’s price may not rise to what the Adviser believes is its full value. The value of the Fund’s shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more and have a higher degree of

10

volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume. The general market may not favor the small and mid-sized companies in which the Fund invests, and as a result the Fund could underperform the general market. Small and mid-sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company’s operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Liquidity Risk. Certain of the Fund’s holdings may be difficult (or impossible) to sell at an appropriate time and price. As a result, the Fund may have to hold these investments longer than more liquid securities and may forego other investment opportunities. Liquidity can decline unpredictably and investments that are illiquid are typically more difficult to value than investments with more active markets. There is a possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Non-Diversification Risk. The Fund is non-diversified. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may include only a limited number of issuers. An increase or decrease of the value of a single position held by the Fund may have a greater impact on the Fund's NAV and total return than if the Fund were more broadly invested.

Management Risk. The Fund is actively managed and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. Investments selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Foreign Investments Risk. Investments in foreign securities may have the following additional risks:

●	Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars because foreign markets may be smaller and less liquid than U.S. markets
●	There may not be as much public information regarding foreign issuers, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards as are U.S. companies
●	Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities
●	Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of their securities
●	Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of foreign securities, which may be determined or quoted in currencies other than the U.S. dollar
●	Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation
●	Foreign security registration, custody and settlement may be subject to delays or other operational and administrative problems
●	Securities of issuers traded on exchanges may be suspended. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses
●	Foreign securities are also subject to the risks associated with protectionist trade policies

11

(including those of the U.S.) and the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of the Fund’s investments
●	Certain foreign brokerage commissions and custody fees may be higher than those in U.S. markets
●	Dividends receivable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders
●	The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems and/or may have less stable currencies as compared with markets of developed countries.

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities or changes in the issuer’s credit rating. Convertible securities often display a degree of market price volatility that is comparable to common stocks and are also subject to additional risks, including risk of default on interest or principal payments, which could result in a loss of income from or a decline in value of the securities. Convertible securities are subject to the risk that the credit rating of the issuer may have an effect on the convertible securities’ investment value.

Fixed-Income Securities Risk. The value of fixed-income (debt) securities depends generally on an issuer’s credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition or perceived financial condition of an issuer of a fixed-income security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may be subject to a greater risk of rising interest rates due

12

to the current period of historically low rates. The longer the duration of the Fund’s debt securities, the more sensitive the Fund will be to interest rate changes.

Prepayment Risk. Fixed-income securities may be subject to unanticipated prepayment, shortening the effective maturity of the security. As a result, prepayments may reduce the return on investment and cause increased price volatility in fixed-income securities. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Variable and Floating Interest Rate Risk. The interest rates of variable rate securities may reset or move at specified intervals, while the interest rates on floating rate securities may reset whenever there is a change in a specified index rate, such as LIBOR. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not directly track an underlying index, but reset based on formulas that may produce a leveraging effect; and others may also provide for interest payments that vary inversely with market rates. Variable and floating rate securities may decline in value if interest rates in general of interest rates paid by them do not move as expected. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. In response to an interest rate decline, certain floating and variable rate securities may be called or redeemed by the issuer prior to maturity, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. There may not be an active secondary market for any particular floating or variable rate security, which could make it difficult to dispose of the security and cause the Fund to suffer a loss.

Preferred Stock Risk. If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity, which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. Unlike debt securities, preferred stock dividends are payable at the discretion of the issuer’s board of directors. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. The rights of preferred stock on distribution of an issuer’s assets in the event of its liquidation are generally subordinated to the rights associated with an issuer’s debt securities. Preferred stock may also be subject to the risk that the issuer is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations.

Registered Investment Company Risk. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders bear their proportionate share of their fees and expenses. As a result, an investment by the investment company could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. To the extent that the Fund invests in any investment company sponsored by the Adviser or its affiliates, the Adviser may waive certain fees and expenses.

High-Yield Securities Risk. Investments in “high-yield securities” or “junk bonds” are inherently speculative and have a greater risk of default than investments in

13

investment grade fixed-income securities. Issuers of below-investment grade fixed-income securities are more likely to encounter and be materially affected by financial difficulties that may cause the issuer to default or otherwise become unable to pay interest or principal due on the security. Rising interest rates may compound such difficulties and reduce an issuer’s ability to repay principal and interest. If an issuer defaults, a below-investment grade fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Below-investment grade fixed-income securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value or sell. Furthermore, securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Business Development Company Risk. BDCs are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the fund invests in shares of the BDC. The Fund’s portfolio will be affected by the performance of the BDCs in which it invests and the performance of the BDCs’ portfolio companies, as well as the overall economic environment. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not investing in BDCs. The types of portfolio company securities in which BDCs invest are generally considered to be non-rated or below investment grade. The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. BDCs primarily invest in privately-held and small and mid-size capitalization public companies. The fair values of these investments often are not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s net asset value. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. A BDC’s loan portfolio may consist of investments which are unsecured with minimal, if any, collateral or cash flow coverage, making this type of investment typically higher risk compared to an asset-based loan. BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities. Leverage is generally considered a speculative investment technique. Further, externally-managed BDCs’ management fees, which may be substantially higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment adviser a financial incentive to incur leverage. General interest rate fluctuations may have a substantial negative impact on an underlying BDC’s investments and investment opportunities and, therefore may have a material adverse effect on the BDC’s investment objectives and rate of return on invested capital. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value. If the Fund invests in a BDC that is privately placed, the investment also may be subject to additional liquidity risks because it may be difficult for the Fund to liquidate its investment in a privately placed BDC.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

14

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, government reimbursement for medical expenses, increases or decreases in the cost of medical products and services, limited product lines, increased emphasis on the delivery of healthcare through outpatient services and product liability claims. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in pricing pressure, including price discounting, and may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Communications Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

Industrials Sector Risk. To the extent the Fund invests a significant portion of its assets in the industrials sector, the Fund’s performance could be negatively impacted by events affecting this sector. The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. The Fund currently invests a portion of its assets in the information technology sector, and therefore the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

15

Management

The Beck, Mack & Oliver Partners Fund (the “Fund”) is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s Statement of Additional Information (the “SAI”), which is available on the Adviser’s website at www.beckmack.com.

Investment Adviser

The Fund’s investment adviser is Beck, Mack & Oliver LLC (the “Adviser”), 565 Fifth Avenue, 19th Floor, New York, New York 10017. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and has provided investment advisory and management services to clients since 1931. As of June 30, 2020, the Adviser had $3.2 billion of assets under management.

With respect to the Fund, the Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5 under the Commodity Exchange Act and is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended March 31, 2020 was 0.20%. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) to 1.00% through at least July 31, 2021 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement is included in the Fund’s annual report for the year ended March 31, 2020.

Portfolio Managers

Messrs. Robert Beck and Richard Fitzgerald are jointly and primarily responsible for the day-to-day management of the Fund and perform all the functions related to the management of the portfolio.

Mr. Beck, Portfolio Manager, has 39 years of investment management experience. Mr. Beck has been Senior Member of BM&O since 1998. Mr. Beck joined BM&O in 1986 and became a Member of the Partnership in 1988.

Mr. Fitzgerald, Portfolio Manager, has over 15 years of investment management experience. Mr. Fitzgerald has been a Portfolio Manager of BM&O since 2016 and became a Member in 2018.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering

16

Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Apex or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be different in dollar and percentage amount for different classes of the Fund, as applicable, may be voluntary, and do not affect the Adviser’s contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled “Fees and Expenses”.

17

Your Account

How to Contact the Fund

E-mail the Fund at:

bmo.ta@apexfs.com

Website Address:

www.beckmack.com

Telephone the Fund at:

(800) 943-6786 (toll free)

Fax the Fund at:

(207) 347-2195

Write the Fund:

Beck, Mack & Oliver Funds

P.O. Box 588

Portland, Maine 04112

Overnight Address:

Beck, Mack & Oliver Funds

c/o Apex Fund Services

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Wire investments (or ACH payments):

Please contact the transfer agent at (800) 943-6786 (toll free) to obtain the ABA routing number and account number for the Fund

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request, including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

If your account is deemed abandoned or unclaimed by applicable state law, the Fund may be required to “escheat” or transfer the property to the appropriate state's unclaimed property administration. Certain states have laws that allow shareholders to name a representative to receive notice of abandoned property (“escheatment”) by submitting a designation form, which generally can be found on the official state website. In such states, if a shareholder designates a representative to receive escheatment notices, any notice generally will be delivered as required by the state’s laws. A completed designation form should be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary. Shareholders should check their state’s

18

official website to get more information on escheatment law(s).

NAV Determination. The NAV of the Fund is determined by taking the value of the assets of the Fund, subtracting the value of the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time). The NYSE is open every weekday other than NYSE holidays and early closings, which are published at www. nyse.com and subject to change without notice.

To the extent that the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days when the Fund is open for business, as markets or exchanges other than the NYSE may be closed.

The Fund values securities at current market value, where market quotations are available, using the last reported sales price or the official closing price, as provided by independent pricing services. In the absence of sales, securities are valued at the mean of the last bid and asked prices. Non-exchange traded investment companies are valued at their NAVs. Certain short-term securities may be valued at amortized cost.

Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with these procedures to a Valuation Committee. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Although the Fund generally prices its foreign securities using their closing prices from the foreign markets where they trade (typically prior to the Fund’s calculation of its NAV), these prices may be affected by events that occur after the close of the foreign market but before the Fund prices its shares. As a result, each Fund’s investments in foreign securities are more likely to require a fair value determination than investments in domestic securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Fund’s behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders

19

receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/ or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the

20

Fund’s SAI, which is available on the Adviser’s website at www.beckmack.com.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “Beck, Mack & Oliver Funds.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Beck, Mack & Oliver Funds.” A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)	Minimum Additional Investment(1)
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

(1)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms.

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements: The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts ● Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	● Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) ● These custodial accounts are owned by a minor child but controlled by an adult custodian.	● Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. ● The custodian must sign instructions in a manner indicating custodial capacity.

21

Type of Account	Requirement
Corporations/Other Entities ● These accounts are owned by the entity, but control is exercised by its officers, partners or other management

●    The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts ● These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	● The trust must be established before an account may be opened. ● The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.

By Check

●     Call, write or e-mail the Fund or visit the Adviser's website for an account application.

●     Complete the application (and other required documents, if applicable).

●     Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check ● Fill out an investment slip from a confirmation or write the Fund a letter. ● Write your account number on your check. ● Mail the Fund the investment slip or your letter and the check.

22

How to Open an Account	How to Add to Your Account
By Wire	By Wire

●     Call, write or e-mail the Fund or visit the Adviser's website for an account application.

●     Complete the application (and other required documents, if applicable).

●     Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●     Mail the Fund your original application (and other required documents, if applicable).

●     Instruct your U.S. financial institution to wire money to the Fund.

● Instruct your U.S. financial institution to wire money to the Fund.
By ACH Payment	By ACH Payment

●     Call, write or e-mail the Fund or visit the Adviser's website for an account application.

●     Complete the application (and other required documents, if applicable).

●     Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●     Mail the Fund your original application (and other required documents, if applicable).

●     The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

●     ACH purchases are limited to $25,000 per day.

●    Call the Fund to request a purchase by ACH payment.

●    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

●    ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $250 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (800) 943-6786 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as traders

23

seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares is subject to a redemption fee of 2.00% of the amount redeemed within 60 days of purchase. This redemption fee, which may discourage frequent trading by investors, offsets costs the Fund may incur as a result of redemptions related to market timing. See “Selling Shares - Redemption Fee” for additional information.

The investment in foreign securities, including ADRs, may make the Fund more susceptible to the risk of market timing activities because of price differentials between ADRs and their underlying foreign securities that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities will reduce or eliminate market timing.

The investment in securities of small and mid capitalization companies may make the Funds more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio,

24

and/or redemptions in-kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary ● If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

●     Prepare a written request including:

●     your name(s) and signature(s);

●     your account number;

●     the Fund name;

●     the dollar amount or number of shares you want to sell;

●     how and where to send the redemption proceeds;

●     a Medallion Signature Guarantee (if required); and

●     other documentation (if required).

●     Mail the Fund your request and documentation.

How to Sell Shares from Your Account

By Telephone

●     Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

●     Provide the following information:

●     your account number;

●     the exact name(s) in which the account is registered; and

●     an additional form of identification.

●     Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

●     Complete the systematic withdrawal section of the application.

●     Attach a voided check to your application.

●     Mail the completed application to the Fund.

●     Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent

25

by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal, which generally means up to 4:00 p.m. Eastern Time, on the date of the scheduled withdrawal if notified by phone, or two business days in advance of the withdrawal date if notified in writing.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (800) 943-6786 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

●	written requests to redeem $100,000 or more;
●	changes to a shareholder’s record name or account registration;
●	paying redemption proceeds from an account for which the address has changed within the last 30 days;
●	sending redemption and distribution proceeds to any person, address or financial institution account not on record;
●	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
●	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. If you redeem your shares in a Fund within 60 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Funds will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions may be exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

●	redemption of shares in a deceased shareholder’s account;
●	redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);
●	redemption of shares purchased through a dividend reinvestment program;
●	redemption of shares pursuant to a systematic withdrawal plan;
●	redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) or a plan operating consistent with Section 403(b) of the IRC; and
●	redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Funds may require appropriate documentation of eligibility for exemption from application of the redemption fee.

26

Certain financial intermediaries that collect a redemption fee on behalf of the Funds may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on the Fund’s shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary’s account by the Fund. Certain financial intermediaries that operate omnibus accounts may waive the redemption fee, subject to approval of a Fund officer.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$1,000
Retirement Accounts	$500

Redemptions in Kind. Redemption proceeds normally are paid in cash. Consistent with an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash pursuant to procedures adopted by the Board. However, if the Fund redeems shares in this manner, the shareholder assumes the risk of, among other things, a subsequent change in the market value of those securities and the costs of liquidating the securities (such as brokerage costs). In kind redemptions may be satisfied using illiquid securities held in the Fund’s portfolio, in which case the shareholder will assume the risks associated with such illiquid securities, including the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Shareholder Service Fees. The Trust has adopted a shareholder servicing plan under which the Fund may pay an annualized fee up to the greater of (i) 0.10% of the average daily net assets serviced, and (ii) $15 per shareholder account to the Adviser, brokers, dealers and other financial intermediaries for providing administration, recordkeeping, and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts, or accounts traded through registered securities clearing agents. If the Fund pays shareholder service fees on an ongoing basis, over time these fees will increase the cost of your investment.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a “Qualified Retirement Account.” The Fund may also be

27

appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

28

Other Information

Distributions and Reinvestments. The Fund declares dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a “distribution”) paid by the Fund reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders (other than qualified retirement plans and accounts and other tax-exempt investors) are taxable and are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will continue to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes on net income and net realized gains that it distributes.

The Fund’s distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and certain net foreign currency gains are taxable to you as ordinary income, except as noted below. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable so-called “return of capital,” which will reduce your tax basis in your Fund shares and is treated as gain from the sale of the shares to the extent that it exceeds your basis.

The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain – a maximum of 15% for non-corporate shareholders with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds. A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the

29

Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares.

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to the Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund’s default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service (“IRS”) for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose “modified adjusted gross income” exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) (“Excess”) is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s Adviser, Subadviser(s) (if

30

applicable), custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

31

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report dated March 31, 2020, which is available upon request.

	For the Years Ended March 31,
	2020	2019	2018	2017	2016
NET ASSET VALUE, Beginning of Year	$11.24	$11.56	$10.26	$8.98	$12.42
INVESTMENT OPERATIONS
Net investment income (a)	0.12	0.14	0.13	0.08	0.10
Net realized and unrealized gain (loss)	(2.03)	(0.46)	1.18	1.30	(1.57)
Total from Investment Operations	(1.91)	(0.32)	1.31	1.38	(1.47)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.06)	–	(0.01)	(0.10)	(0.07)
Net realized gain	–	–	–	–	(1.90)
Total Distributions to Shareholders	(0.06)	–	(0.01)	(0.10)	(1.97)

REDEMPTION FEES(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Year	$9.27	$11.24	$11.56	$10.26	$8.98
TOTAL RETURN	(17.17)%	(2.77)%	12.77%	15.45%	(12.05)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$27,161	$36,760	$38,368	$37,769	$34,587
Ratios to Average Net Assets:
Net investment income	1.01%	1.19%	1.17%	0.80%	0.87%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (c)	1.80%	1.74%	1.76%	1.81%	1.44%
PORTFOLIO TURNOVER RATE	10%	17%	19%	26%	50%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

32

BECK, MACK & OLIVER PARTNERS FUND (BMPEX)

FOR MORE INFORMATION

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Beck, Mack & Oliver Funds

P.O. Box 588

Portland, Maine 04112

The Fund’s Prospectus, SAI and annual and semi-annual reports are available, without charge, on the Adviser's website at: www.beckmack.com.

Securities and Exchange Commission Information

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC’s EDGAR database website at www.sec.gov.

You may also obtain copies of this information, for a duplication fee, by sending an email request to publicinfo@sec.gov.

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Investment Company Act File No. 811-03023

229-PRU-0820

Statement of Additional Information

August 1, 2020

Beck, Mack & Oliver Partners Fund

(BMPEX)

Investment Adviser:

Beck, Mack & Oliver LLC 565

Fifth Avenue, 19th Floor

New York, New York 10017

www.beckmack.com

Account Information and Shareholder Services

Beck, Mack & Oliver Partners Fund

P.O. Box 588

Portland, Maine 04112

This Statement of Additional Information (the “SAI”) supplements the prospectus dated August 1, 2020, as it may be amended from time to time (the “Prospectus”), offering shares of Beck, Mack & Oliver Partners Fund (the “Partners Fund”) (the “Fund”), a separate series of Forum Funds (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Apex) (“Apex Fund Services”, “Apex” or “Administrator”), a wholly owned subsidiary of Apex US Holdings LLC, at the address or telephone number listed above. You may also obtain the Prospectus on the Adviser’s website listed above. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the year ended March 31, 2020 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report and Semi-Annual Report may be obtained without charge and upon request, by contacting Apex at the address or telephone number listed above. You may also obtain copies of the Fund’s most recent Annual Report and Semi-Annual Report on the Adviser’s website listed above.

KEY DEFINED TERMS		1
INVESTMENT POLICIES AND RISKS		2
A.	Security Ratings Information	2
B.	Equity Securities	2
C.	Debt Securities	4
D.	Foreign Securities	10
E.	Options	11
F.	Leverage Transactions	12
G.	Illiquid and Restricted Securities	14
H.	Custody Risk	15
I.	Investment Company Securities (including Exchange-Traded Funds) and Exchange-Traded Products	15
J.	Temporary Defensive Position and Cash Investments	16
K.	Non-Diversification	17
L.	Cyber-Security Risk	17
M.	Large Shareholder Transaction Risk	17
N.	Market Turbulence	17
INVESTMENT LIMITATIONS		19
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		21
A.	Board of Trustees	21
B.	Principal Officers of the Trust	24
C.	Ownership of Securities of the Adviser and Related Companies	24
D.	Information Concerning Trust Committees	25
E.	Compensation of Trustees and Officers	25
F.	Investment Adviser	25
G.	Distributor	27
H.	Other Fund Service Providers	28
PORTFOLIO TRANSACTIONS		30
A.	How Securities are Purchased and Sold	30
B.	Commissions Paid	30
C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	30
D.	Counterparty Risk	31
E.	Transactions through Affiliates	31
F.	Other Accounts of the Adviser	31
G.	Portfolio Turnover	31
H.	Securities of Regular Broker-Dealers	31
I.	Portfolio Holdings	31
PURCHASE AND REDEMPTION INFORMATION		34
A.	General Information	34
B.	Additional Purchase Information	34
C.	Additional Redemption Information	34
TAXATION		36
A.	Qualification for Treatment as a Regulated Investment Company	36
B.	Fund Distributions	37
C.	Foreign Account Tax Compliance Act (“FATCA”)	38
D.	Redemption of Shares	38
E.	Federal Excise Tax	39
F.	Certain Tax Rules Applicable to Fund Transactions	39
G.	State and Local Taxes	41
H.	Foreign Income Tax	41
I.	Capital Loss Carryovers (“CLCOs”)	42
OTHER MATTERS		43

A.	The Trust and Its Shareholders	43
B.	Fund Ownership	43
C.	Limitations on Shareholders’ and Trustees’ Liability	44
D.	Proxy Voting Procedures	44
E.	Code of Ethics	44
F.	Registration Statement	44
G.	Financial Statements	44
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – MISCELLANEOUS TABLES		B-1
APPENDIX C – TRUST PROXY VOTING PROCEDURES		C-1
APPENDIX D – ADVISER PROXY VOTING PROCEDURES		D-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Adviser” means Beck, Mack & Oliver LLC, the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a domestic corporation qualified as a “regulated investment company” (as defined in Subchapter M of Chapter 1, Subtitle A, of the IRC).

“SEC” means the U.S. Securities and Exchange Commission.

INVESTMENT POLICIES AND RISKS

The Fund is an open-end, non-diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund’s investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade fixed-income securities and up to 10% of its total assets in non-investment grade fixed-income securities. The Fund may purchase unrated securities, if at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Investment grade means rated in the top four long-term rating categories or unrated and determined by the Adviser to be of comparable quality. Non-investment grade fixed-income securities (commonly known as “junk bonds”) are inherently speculative and generally involve greater volatility of price than investment grade securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are “Baa” in the case of Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” in the cases of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the cases of S&P and Fitch. The Fund may retain securities whose ratings have declined below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose ratings have declined below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations (“NRSROs”), provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

The Adviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Adviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer. Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type.

B. Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investments in convertible securities generally entail less risk than an investment in the issuer’s common stock because convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Warrants. The Fund may invest up to 10% of the value of its total assets in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

American Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. The Fund may invest in ADRs in order to obtain exposure to foreign securities markets. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder.

ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars; conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar may reduce returns for U.S. investors, while a weak U.S. dollar may increase those returns. In addition, the securities underlying ADRs may trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when U.S. markets are not open for trading.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Investments in Private Funds/Companies Organized as LLCs or LPs. The Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”). The Fund may invest up to 5% of its respective total assets in securities of such issuers which are not exchange-traded. Certain LLCs and LPs in which the Fund invests may be operating companies or private funds. Private funds are investment vehicles that are not registered under the 1940 Act. Certain shares of the operating companies and private funds that are organized as LLCs and LPs may not be registered under the 1933 Act.

For a discussion of the tax risks related to investments in LLCs and LPs, see “TAXATION – Certain Tax Rules Applicable to Fund Transactions – Investments in LLCs, LPs.” The Fund will monitor such investments to assure its compliance with the tax requirements of regulated investment companies.

Other Pooled Investment Vehicles. The Fund may invest in “Pooled Investment Vehicles,” including LPs and LLCs. The shares of such vehicles are not expected to be registered under the 1933 Act but rather offered for sale pursuant to an exemption from registration under such Act. One example of a Pooled Investment Vehicle is a private equity fund. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

Investments in Pooled Investment Vehicles may be deemed illiquid. (See “Illiquid and Restricted Securities” for the risks of investing in illiquid securities below). In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses. The fees the Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund’s assets directly and may include performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns), sometimes in comparison to a benchmark. Performance fees can be substantial and may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Interests in Pooled Investment Vehicles will generally be subject to fair valuation. In determining fair value for investments in Pooled Investment Vehicles, a Fund ordinarily may rely upon the valuation information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. Pooled Investment Vehicles organized as LLCs and LPs may pose particularized tax risks. Risks associated with investments in LLCs and LPs are discussed below in “TAXATION – Certain Tax Rules Applicable to Fund Transactions.”

Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

C. Debt Securities

1. General Debt Securities

The market value of the interest-bearing fixed-income securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in a Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed-income securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed-income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. The Fund’s investment in fixed-income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of the Adviser to do so.

Moody’s, S&P and other organizations are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. In addition, the Fund may invest in corporate debt securities registered and sold in the United States by foreign issuers (sometimes called Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (sometimes called Eurobonds). The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an organization providing ratings or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances. To the extent they invest in financial institution obligations, the Fund may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties that could reduce a Fund’s performance.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. The Fund considers U.S. Government Securities to include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal Home Loan Banks). These

U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government. They are supported by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded Fannie Mae and Freddie Mac's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). From the end of 2007 through the fourth quarter of 2017, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, Fannie Mae and Freddie Mac have paid approximately $278.8 billion in aggregate cash dividends to the U.S. Treasury over the same period (although those payments do not constitute a repayment under their draws). In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and MBS they issue.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to the U.S. Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” Freddie Mac faces similar uncertainty about its future role. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

The Fund may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments and the security itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price a Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount a Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to a Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to the Fund shareholder over the life of the security.

The Fund may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

Mortgage-Related Securities. The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by nongovernmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools and credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), and unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities as borrowers can, and typically do, repay them sooner.

The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. There are three types of interest rate related risks associated with mortgage-backed securities. The first is interest rate risk. The values of mortgage-backed securities will generally fluctuate inversely with interest rates. The second is prepayment risk. This is the risk that borrowers will repay their mortgages earlier than anticipated. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting a Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of its previous investments. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. The third is extension risk. When interest rates rise, prepayments often drop, which extends the average maturity of the mortgage-backed security. This makes mortgage-backed securities more sensitive to interest rate changes. The ability of a Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

Mortgage-backed securities may also be subject to credit risk. Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae or Freddie Mac). See “U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

Privately Issued Mortgage-Related Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

Stripped Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Adjustable Rate Mortgage Securities. The Fund may invest in adjustable rate mortgage securities (“ARMs”), which are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages (“Mortgage Assets”). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities (“PAC Bonds”) are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (called the underlying index). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities and any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

High-Yield Securities. The Fund may invest up to 10% of its net assets in fixed-income securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are inherently speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly.

3. High-Yield Securities Risks.

Interest Rate and Economic Risk. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty resulting in changes in a Fund’s net asset value. During these periods, some high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a Fund may need to replace or sell a high yield security that it owns at unfavorable prices or returns. Accordingly, such high yield securities held by a Fund may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a Fund’s investment portfolio and the Adviser’s careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund’s investment portfolio.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. Under these conditions, a Fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. It may be difficult to assess the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by a Fund.

D. Foreign Securities

The Fund may invest in foreign securities. The Fund limits the amount of its holdings in the stock of any foreign corporation to less than 10% of voting power or value of stock. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund’s assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems or may have less stable currencies as compared with markets of developed countries.

Brexit. On June 23, 2016, the United Kingdom (“UK”) voted via referendum to leave the European Union (“EU”), commonly referred to as “Brexit”. On January 31, 2020, the UK officially withdrew from the EU and entered into a transition period until December 31, 2020, during which the UK will effectively remain in the EU from an economic perspective but will no longer have political representation on the EU parliament. During the transition period, the UK and EU will seek to negotiate and finalize a new trade agreement. It is possible that the transition period could be extended for up to two years. There is considerable uncertainty surrounding the outcome of the negotiations for a new trade agreements, and whether the United Kingdom’s withdrawal will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the economies of the United Kingdom and Europe may be negatively impacted, as may the broader global economy. Such uncertainty could result in increased market volatility and illiquidity and, more particularly, constrain the economic growth of countries whose economies rely on international trade and of companies that rely significantly on Europe for their business activities and revenues. Any additional exits of countries from the EU, or the potential for such exits, mays cause additional market disruptions and introduce new legal and regulatory uncertainties. These developments could have a material adverse effect on the secondary market for securities in which the Fund invests and could result in significantly reduced liquidity.

Emerging Markets. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

●	Information about the companies in these countries is not always readily available;

●	Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

●	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

●	The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

●	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;

●	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

●	Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

●	Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments; and

●	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

E. Options

Options are derivatives. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else (“Reference Asset”), such as securities, commodities or indexes. All derivatives can create leverage. Accordingly, relatively small price movements in a Reference Asset may result in a substantial loss or gain for the Fund.

The Fund may purchase or write (sell) put and call options. A call option is a contract under which the purchaser of the call option, in return for paying a premium, has the right to buy the Reference Asset from the writer of the call option at a specified price (the “exercise price”). The writer of the call option, who received the premium, has the obligation to deliver the Reference Asset or the cash equivalent to the option purchaser upon exercise of the option. The “cash equivalent” is the difference between the exercise price and the (higher) market price.

A put option is a contract under which the purchaser of the put option, in return for paying a premium, obtains the right to sell a Reference Asset to the writer of the put option at the exercise price. The writer of the put option, who received the premium, has the obligation to buy the Reference Asset from the purchaser of the put option or deliver the cash equivalent upon exercise of the option. The “cash equivalent” is the difference between the exercise price and the (lower) market price.

Options have expiration dates – meaning, they expire after a certain period. After the expiration date of an option, the option purchaser no longer has a right to exercise the option. Options normally have expiration dates of between three and nine months from the date written. “American style” options are exercisable at any time prior to the expiration date. “European style” options are exercisable only immediately prior to the expiration date. Writers of American style options have no control over when they may be required to fulfill their obligations under the options contract and thus are exposed to a timing risk.

Options may be traded on a U.S. or non-U.S. exchange or over-the-counter (“OTC”). Exchange-traded options are issued by a clearing organization, and the clearing organization essentially guarantees completion of every exchange-traded options transaction. In contrast, OTC options are contracts between two parties, such as the Fund and a counterparty. The Fund is subject to “Counterparty Risk,” as described below, in connection with OTC options transactions: no party guarantees completion of such transactions; and there is no assurance that the Fund will be able to liquidate any OTC options position at any time prior to expiration. There is no assurance that a liquid market will exist for any options position into which the Fund enters. Even with respect to exchange-traded options, trading may be suspended on the exchange and prevent the Fund from closing out a position.

The premium charged to the purchaser of an option contract typically depends on the market value, if any, of the option as currently traded, the current market price and historic volatility of the Reference Asset, the difference between such market price and the exercise price, the length of the option period and the interest rate environment.

The Fund will “cover” its obligations when it writes put and call options to the extent required by SEC regulations. With respect to call options, the Fund generally may cover by owning the Reference Asset that may be called, by owning the right to acquire such Reference Asset (at the same or better price) or by segregating assets as described in “Senior Securities,” below. With respect to put options, the Fund generally may cover by owning the right to put such Reference Asset to a third party (at the same or better price) or by segregating assets. Because options on indices are exclusively cash settled, the Fund must cover by segregating assets. The ability to sell the Reference Asset or segregated assets will be limited while the option is in effect. As a result, there is a possibility that the use of cover or segregation could adversely impact the Fund’s portfolio management or ability to meet redemption requests.

Prior to the exercise and expiration date of an options contract, purchasers and writers of options may close out their options position(s) by entering into an offsetting transaction in the same option series (type, exchange, underlying Reference Asset, exercise price and expiration). A closing purchase transaction cancels out the option writer’s position by means of an offsetting purchase of an identical option. Similarly, a closing sale transaction cancels out an option purchaser’s position by means of an offsetting sale of an identical option. In addition, purchasers of exchange-traded options may sell them through the exchange. To the extent that an option expires unexercised, the writer earns a gain equal to the premium received in connection with the sale of the option, and the purchaser incurs a loss equal to the premium paid by it in connection with the purchase of the option.

Risks of Options Transactions. Transacting in options exposes the Fund to certain risks. For example, the skills and techniques applicable to options trading may not be the same as those applicable to trading securities, and the Fund may be adversely affected by the Adviser’s inability to accurately predict price movements in Reference Assets. To the extent that the Fund uses options on indices to execute its strategy or hedge its portfolio investments, changes in the value of the Reference Asset (i.e., the index) may not correlate perfectly with (predicted) changes in the value of the portfolio. Further, options on foreign currencies are typically settled exclusively in the relevant foreign currency, and their value normally depends on the value of such currency relative to the U.S. dollar. To the extent that the U.S. options markets are closed while the market for the Reference Asset (foreign currency) is open, significant price and rate movements may occur that are not reflected in the U.S. options market.

Options transactions are subject to brokerage commissions or spreads, and the usage of options may result in a higher portfolio turnover rate and increased brokerage costs, which could reduce Fund returns. In addition, the use of options is subject to regulation, including by the SEC and options exchanges.

Options Strategies. The Fund may use options to execute its strategy, enhance returns or hedge its investment portfolio. For example, the Fund may write a call option to attempt to realize, from the receipt of premiums, a greater return than would be realized on the Reference Asset alone. When writing covered call options, however, the Fund will give up the opportunity while the option is in effect to profit from any increase in the Reference Asset’s price above the exercise price. The Fund may also write covered call options is to hedge the potential for a decrease in the value of the Reference Asset.

Similarly, the Fund may buy a put option to limit its risk of loss from a decline in the market value below the exercise price of a Reference Asset through the option period. The amount of any appreciation in the value of the Reference Asset would be partially offset by the amount of the premium paid for the put option.

To the extent that the Fund engages in options transactions for hedging, however, the Fund will be subject to hedging risks. A hedging position taken at the wrong time could have an adverse impact on the Fund. Further, hedging with an index that does not one hundred percent mirror a portfolio introduces the risk of losing money on the hedge and on the underlying position.

F. Leverage Transactions

1. General

The Fund may use limited leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through such an investment technique is used to make additional investments. Borrowing for other than temporary or emergency purposes, entering into repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions involving leverage. The Fund may borrow money to purchase securities for investment when its outstanding borrowings equal less than 10% of total assets. The Fund uses this investment technique only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Senior Securities. Senior securities are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets.

Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Thus, the Fund will cover or set aside either on its books and records, or in a segregated account with the Fund’s custodian, cash, liquid securities and other permissible assets (“Segregated Assets”) in the prescribed amount.

Repurchase Agreements and Securities Lending. The Fund does not intend to lend portfolio securities at the present time. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan and the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest received on the collateral securities with the borrower. The terms of a Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

Securities loans and repurchase agreements are generally subject to the segregated account requirement described below.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow up to 10% of its total assets for investment purposes. The Fund may also borrow to meet redemption requests, provided that such borrowings do not exceed 33⅓% of a Fund’s total assets (computed immediately after the borrowing). Purchasing securities on a when-issued, delayed delivery or forward delivery basis is not subject to the Fund’s 10% limitation with respect to borrowing money. If the Fund was required to pledge assets to secure borrowing, it could pledge no more than 33⅓% of its assets.

The Fund may not invest in reverse repurchase agreements. A reverse repurchase agreement is a transaction in which a Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security.

Limits on Margin Purchases and Short Selling. The Fund may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

2. Risks

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of a Fund may magnify losses incurred by the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of a Fund’s shares and the relatively greater effect on the NAV of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on their investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.

Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

G. Illiquid and Restricted Securities

1. General

Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. Illiquid securities include unregistered and “restricted securities,” and repurchase agreements maturing in greater than seven days.

“Restricted securities” generally are securities that may be resold to the public pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is one exemption from registration. It permits, under certain circumstances, the resale of restricted securities in offshore transactions. Rule 144A under the 1933 Act is another exemption. It permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced at fair value pursuant to a methodology approved by the Board.

2. Determination of Liquidity

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund's LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund's investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater illiquidity risk.

H. Custody Risk

Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Acquiring, holding, and transferring interests in securities by book-entry through any security intermediary is subject to the laws and contractual provisions governing the relationship with the intermediary, and the laws and contractual provisions governing the relationship with the intermediary, and the laws and contractual provisions governing the relationship between such intermediary and each other intermediary, if any, standing between themselves and the individual security.

Low trading volumes and volatile process in less developed markets make their trades harder to complete and settle. Local agents are held only to the standards of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems.

I. Investment Company Securities (including Exchange-Traded Funds) and Exchange-Traded Products

1. General

The Fund may invest in open-end and closed-end investment companies, including exchange-traded funds (“ETFs”) and money market funds.

Under Section 12(d)(1)(A) of the 1940 Act, however, the Fund’s investments in such securities are generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally. The Fund’s investments in money market funds, which are discussed below in “Temporary Defensive Position and Cash Investments,” and shares of ETFs that have received exemptive relief from the SEC to permit registered funds to invest in excess of these limitations, are not subject to the percentage limitations set forth above. In addition, under Section 12(d)(1)(F) of the 1940 Act, the Fund may invest more than 5% of its total assets in another investment company and more than 10% of its total assets among multiple investment companies, provided that it limits any sales load to 1.5% and is willing to comply with certain redemption and voting restrictions.

Most ETFs are investment companies, trusts or partnerships whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market or for the purposes of hedging its investments.

The Fund may invest also in Exchange Traded Products (“ETPs”) other than ETFs, including Exchange Traded Notes (“ETNs”). ETNs are similar to ETFs in that they may provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay. ETN shares are subject to the same risks described for “Corporate Debt Obligations” above. Other ETPs, like ETFs, invest in a pool of assets and are traded on an exchange. ETPs that are neither ETFs nor ETNs are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act. This is due to the fact that they invest in, for example, commodities or currencies rather than securities. There are certain risks associated with investments in such ETPs, which, if applicable, are detailed below in “Taxation - Certain Tax Rules Applicable to the Fund’s Transactions - Investments in LLCs, LPs and Grantor Trusts.”

The Fund, as a shareholder of another investment company (including an ETF) or ETP, will bear its pro-rata portion of such vehicle’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company or ETP which generally reflect the risks of its strategy underlying holdings. If the investment company or ETP fails to achieve its investment objective, the Fund may be adversely affected.

ETPs (including ETFs) are listed on national stock exchanges and are traded like stocks listed on an exchange. As a result, investments in ETPs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund, and ETP shares potentially may trade at a discount or a premium to the ETP’s NAV. In addition, ETPs are subject to the risk that trading of an ETP’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. A lack of liquidity in ETP shares could result in its market price being more volatile than the underlying portfolio of securities. Finally, because the value of ETP shares depends on the demand in the market, the Fund may not be able to liquidate them at the most optimal time, adversely affecting the Fund’s performance.

2. Business Development Companies

The Fund may invest in shares of business development companies (“BDCs”) in pursuit of its investment objective, subject to the limitations set forth in the 1940 Act or as permitted by an SEC exemptive order. BDCs are closed-end investment companies, which elect to register as BDCs and primarily invest in equity and debt securities issued by private companies as well as small-cap and mid-cap public companies. As with any investment by the Fund in another investment company, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies, including BDCs, generally are referred to as “acquired fund fees and expenses” or “AFFE” and may appear as a separate line item in the Fund’s prospectus fee table. For BDCs, AFFE may be significant.

The debt securities in which BDCs generally invest are unrated or below investment grade. Below investment grade debt securities are often referred to as “high yield” or “junk” bonds. Further, debt securities held by BDCs may be unsecured or secured with minimal, if any, collateral or cash flow coverage, making such asset-backed securities higher risk than typical asset-backed instruments. The revenues, income (or losses) and valuations of the companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. As a result, investments in BDCs may expose the Fund to greater risk and cause it to experience higher volatility than it otherwise would.

In addition to being difficult to value, privately placed securities in which BDCs may invest may also be thinly traded or illiquid. BDCs that invest in such securities accordingly may have difficulty liquidating them, including to provide liquidity to shareholders such as the Fund.

The Fund’s performance will be affected by both the BDCs in which it invests and the performance of the BDCs’ portfolio companies. Little public information generally exists about the portfolio companies in which BDCs may invest. Accordingly, the fair values of such companies’ securities often are not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of the BDC’s portfolio companies’ securities, uncertainty surrounding the determination may adversely affect the determination of the BDC’s net asset value. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. Investing in BDCs thus entails a risk that a fully informed evaluation of the BDC and its portfolio companies is not achievable.

BDCs often borrow funds to make investments. Such borrowings expose BDCs to the risks associated with interest rate fluctuations, which may have a material adverse impact on their ability to achieve their investment objectives and on their rate of return and performance. Such borrowings also expose the Fund to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the expected volatility and risk profile of the Fund. Leverage is generally considered a speculative investment technique. Certain BDCs may be incentivized by their management fee structure to engage in leverage, particularly where their management fees are paid on gross assets, including those acquired through the use of leverage. These management fee structures may dramatically increase the management fees paid by BDCs to their (usually external) managers, even though management fees generally paid by BDCs may already be higher than those charged by other registered investment companies.

J. Temporary Defensive Position and Cash Investments

The Fund may assume a temporary defensive position and may invest without limit in cash and high quality money market instruments. The Fund may also invest in repurchase agreements. High quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an organization providing ratings or, if not rated, determined by the Adviser to be of comparable quality. The Fund may also invest in high quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include U.S. Government Securities, high grade commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, and master notes. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which a Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

K. Non-Diversification

The Fund is non-diversified and, therefore, may invest in a limited number of issuers. The Fund may invest up to 10% of its total assets in the securities of a single issuer. Investing in a limited number of issuers may cause the Fund to be more volatile and increase the risk of investing in the Fund.

L. Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

M. Large Shareholder Transaction Risk

The Fund may experience adverse effects when a large shareholder redeems or purchases large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so, disrupt the Fund’s operations, or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

N. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Fund invests are subject to price volatility that could cause losses in a Fund. Market volatility may result from varied predictable and unpredictable factors. he recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time.

The impact of the novel coronavirus, and other such future infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Fund and could adversely affect a Fund’s performance, resulting in losses to your investment.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. “A majority of the outstanding voting securities of the Fund,” as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the Fund’s investment limitations, all percentage limitations apply immediately after an investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation.

Fundamental Limitations. The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

The Fund may not:

1. Borrowing Money

Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities.

2. Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of a Fund’s total assets taken at market would be invested in the securities of issuers conducting their principal business activity in the same industry.

3. Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purposes of the 1933 Act.

4. Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

5. Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

6. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as the result of ownership of securities or other instruments.

7. Issuance of Senior Securities

Issue any senior security (as defined in the 1940 Act), except that: (1) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to making loans set forth in (5) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to investing in real estate set forth in (6) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate. Investments in securities of issuers that are exposed to or invested in the real estate business will not be deemed to be a purchase or sale of real estate.

With respect to the fundamental policy relating to issuing senior securities set forth in (7) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (7) above will be interpreted not to prevent collateral arrangements with respect to options, forwards, futures, or other derivatives or the posting of initial or variation margin. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements under Section 18 of the 1940 Act and current applicable SEC staff interpretations.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board oversees the management and operations of the Trust and the Fund, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series. As a result, the term “Fund Complex” applies only to the Fund.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. As of January 1, 2018, four of the Trust’s Trustees retired and were replaced by four new Trustees, who were previously elected by shareholders. An existing Independent Trustee serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter, during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal. The address for all Trustees is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer, a former Trustee of the Trust, has been appointed as a Trustee Emeritus by the Board. As Trustee Emeritus, Mr. Keffer will not have a vote with respect to Trust matters; however, Mr. Keffer may attend Board meetings.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Interested Trustees(1)
Jessica Chase Born: 1970	Trustee	Since 2018	Director, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	1	Trustee, Forum Funds II and U.S. Global Investors Funds

(1)	Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the Trust.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He currently serves as chief financial officer for a non-governmental organization and has served as chief financial officer for an integrated media company and several not-for-profit organizations. Mr. Moyer has also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Jessica Chase: Ms. Chase has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund and hedge fund accounting operations for a large bank provider and business development for a fund service provider specializing in third-party mutual fund administration. Ms. Chase serves as principal executive officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board receives regular reports from a Valuation Committee, composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator’s regulatory administration group and a representative of the Adviser. The Valuation Committee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each Trustee’s ownership of the Fund and the Fund Complex.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2019	Aggregate Dollar Range of Ownership as of December 31, 2019 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None

Interested Trustee
Jessica Chase	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Director, Apex Fund Services since 2019. Senior Vice President, Atlantic Fund Services 2008-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2008-2019.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Apex Fund Services since 2019; Fund Compliance Officer, Atlantic Fund Services 2013-2019.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2019, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets quarterly, consists of Messrs. Tucker, Moyer, and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended March 31, 2020, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Tucker, Moyer, and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2020, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Tucker, Moyer, and Ms. Brown-Strabley, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2020, the QLCC did not meet.

E. Compensation of Trustees and Officers

Effective January 1, 2018, each Trustee is paid an annual fee of $31,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $41,000. The Chairman of the Audit Committee is paid an additional fee of $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2020.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$1,524	N/A	$1,524
Mark D. Moyer	$1,227	N/A	$1,227
Jennifer Brown-Strabley	$1,153	N/A	$1,153
Interested Trustee
Jessica Chase	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. The Adviser is a limited liability company organized under the laws of New York and controlled by Robert C. Beck.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of March 31, 2020:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert Beck	None	None	483 accounts $761 million	None	None	None
Richard Fitzgerald	None	None	95 accounts $175 million	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●	The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

●	With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

●	Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s policies and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser’s investment process and its Fund and/or other accounts, the Adviser’s investment management team services are typically applied collectively to the management of all the funds and/or other accounts following the same strategy.

Compensation of the Adviser’s portfolio managers is not based upon performance of the Fund managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/ or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. For the period ended March 31, 2019, Mr. Beck and Mr. Fitzgerald were compensated based on the profitability of the Adviser.

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership as of March 31, 2020
Robert Beck	$100,001 - $500,000
Richard Fitzgerald	$100,001 - $500,000

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/ or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00% through at least July 31, 2021 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

Advisory Agreement. The Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not the investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser pays the Distributor a fee from the Adviser’s own resources for certain distribution-related services.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Apex and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Apex is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to a Services Agreement (the “Services Agreement”) with Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), the Fund pays Apex a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Apex certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by Apex Fund Services on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Apex is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Apex Fund Services would be liable. Also, Apex Fund Services is not liable for the errors and omissions of others, including the entities that supply security prices to Apex Fund Services and the Fund. Losses incurred by the Fund as a result of acts or omissions by Apex Fund Services or any other service provider for which Apex Fund Services or the service provider is not liable to the Fund would be borne through the Fund, by its shareholders.

As Administrator, Apex administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101 (the “Transfer Agent”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Apex provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Apex, if any, and the actual fees retained by Apex under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. MUFG Union Bank, N.A. (formerly, Union Bank, N.A.) (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP (“BBD”), 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if (1) the security is traded on an exchange, through brokers that charge commissions and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Adviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Adviser or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Adviser or the Distributor. The data provided is for the last three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or is highly efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished to the Adviser by broker-dealers and may cause the Fund to pay these broker-dealers a higher commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser uses the research to manage all client accounts. Therefore, the commission dollars spent for research generally benefit all of the Adviser’s clients and the Fund’s investors, although a particular client may not benefit from research received on each occasion. The Adviser does not reduce its fees because the Adviser receives research.

Table 4 in Appendix B lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contractsin which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 5 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year ended March 31, 2020.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items). You may request a copy of the Fund’s latest annual or semi-annual report to shareholders or a copy of the Fund’s latest Form N-PORT, when it is available, which contains the Fund’s portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-PORT by accessing the SEC’s website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Fund’s holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This holdings information may also be made available through the Adviser’s website and may be released within 30 days of the quarter end.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/ or contract as determined by the Fund’s officers and, if applicable, the Board. The Fund’s portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

Arrangements have been approved to provide nonpublic portfolio holdings information to Capital IQ, Inc. at such times as may be appropriate to perform services for the benefit of the Funds for the purpose of providing timely assessments and performing portfolio analytics relevant to the Adviser’s management of the Funds.

The Adviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund’s holdings, specifies the amount of the Fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Adviser, Administrator and Distributor must inform a Trust officer if it identifies any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. Such conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust’s Valuation Policy will be applied; (v) the transaction must comply with the Trust’s Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. The Trust has filed an election with the SEC, however, pursuant to which the Fund may effect a redemption in portfolio securities at the shareholder’s request or if the shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. To the extent the Fund satisfies a redemption request by distributing portfolio securities, it will do so pursuant to procedures adopted by the Board. If the Fund pays redemption proceeds in-kind, the redeeming shareholder may incur transaction costs to dispose of the securities, and may receive less for them than the price at which they were valued for purposes of redemption. In addition, if the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs)

and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund's portfolio, individual securities, or a representative basket of securities.

NAV Determination. The offering price for Fund shares is at their current NAV. In determining the NAV of the Fund, securities for which market quotations are readily available are valued at current market value using the last reported sales price or the official closing price from the primary exchange where the security is listed, as provided by an independent pricing service or, if no sales price is reported, the mean of the last bid and ask prices. If market quotations are not readily available or the Fund reasonably believes that they are unreliable, then securities are valued at fair value as determined by the Board (or its delegate). For further information, see the “General Information” section in the Prospectus.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, and IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions publicly available through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31, which is the same as its fiscal year-end.

Consequences of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, other ordinary income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

●	The Fund must distribute at least the sum of 90% of its investment company taxable income plus 90% of its net interest income excludable from gross income under IRC Section 103(a) for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

●	The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (income described in (1) and (2), collectively “Qualifying Income”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from sources described in clause (1).

●	The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determining not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, except that, for (a) individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for noncorporate shareholder with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds, and (b) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not Qualifying Income over one-ninth of its gross income that is Qualifying Income.

If the Fund satisfies both Diversification Requirements at the close of its first quarter of its first taxable year, but fails to satisfy either Diversification Requirement at the close of any subsequent taxable year quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either or both Diversification Requirement(s) (other than a de minimis failure, as described in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a federal tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of federal income tax applicable to corporations (currently 21%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to a shareholder as ordinary income, but, as described in the Prospectus, a portion of the distributions may be treated as “qualified dividend income” and thus eligible to be taxed to individual shareholders at the lower maximum federal income tax rates applicable to net capital gain.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized realized net capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividendsreceived deduction or as “qualified dividend income.”

A distribution by the Fund that does not constitute an ordinary income dividend or capital or foreign currency gain distribution will be treated as a non-taxable “return of capital.” A return of capital distribution will reduce a shareholder’s tax basis in Fund shares and will be treated as gain from the sale of the shares to the extent it exceeds the shareholder’s basis.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is “effectively connected” will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemption from this withholding tax is also provided for dividends properly reported in writing by the Fund to its shareholders as “interest-related dividends” or as “short-term capital gain dividends” paid by the Fund with respect to its “qualified net interest income” or “qualified short-term gain,” respectively (all such terms as defined in the IRC). Non-U.S. investors will need to provide an effective IRS Form W-8BEN or other authorized withholding certificate to qualify for the exemption.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder reinvests a distribution in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the reinvested shares, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, the purchase price (NAV) will include any undistributed net investment income and realized net capital gains and foreign currency gains and any unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, even if the distribution economically constitutes a partial return of invested capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act (“FATCA”)

Under FATCA, foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S owners.

An FFI may avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the IRC. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury Department has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investment in the Fund.

D. Redemption of Shares

In general, you will realize gain or loss on redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a “wash” sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or allowed loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of an option, short sale, or similar transaction is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year plus (3) any ordinary income and capital gain net income for previous years that were not distributed during those years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for that calendar year and includes them in determining the amount of ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions each year of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid that liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Derivatives. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When a put or call option written by the Fund expires unexercised, the premium it received gives rise to short-term capital gain at the time of expiration. When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for federal income tax purposes by the amount of the premium received.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund invests - except any “securities futures contract” that is not a “dealer securities future contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - may be subject to IRC section 1256 (“Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position it holds may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the foregoing rules do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC and any gain it derives from the disposition of such shares (collectively, “PFIC Income”), even if it distributes the PFIC Income as a taxable dividend to its shareholders. The Fund will also be subject to additional interest charges in respect of deferred taxes arising from the PFIC Income. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is derived from “passive income” (including interest and dividends); or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, “passive income.” The Fund’s distributions of PFIC Income will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described in the Prospectus.

The Fund may elect to “mark to market” its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included in gross income by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, gross income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as any loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included in gross income by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its gross income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, (1) the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and (2) a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Investments in LLCs, LPs. The Fund may invest in LLCs and LPs that are classified for federal tax purposes as partnerships. Such an LLC or LP in which the Fund invests may be (1) a “publicly traded partnership” (a “PTP”) or (2) a non-PTP at least 90% of the income of which is Qualifying Income. Certain of those PTPs will be QPTPs.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) would be Qualifying Income for the Fund. The value of The Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the close of any quarter of its taxable year in order to satisfy the 25% Limitation. In addition, if the Fund holds more than 10% of a QPTP’s equity securities, none of those securities will count toward its satisfying the other Diversification Requirement.

With respect to an LLC or LP that is a non-QPTP, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as “qualified dividend income” and disposition of the Fund’s interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income and realized gain the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the LLC’s or LP’s income as Qualifying Income only to the extent that income would be Qualifying Income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that are not Qualifying Income. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

G. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions and gains that the Fund realizes on the disposition of foreign securities (collectively, “foreign source income”) may be subject to foreign or possession income or other taxes withheld at the source (collectively, “foreign taxes”). The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign taxes imposed by, or exemption from taxes on foreign source income derived from, the particular country. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries will vary.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes it paid, as it has in the past. However, there can be no assurance that the Fund will be able to do so for the current or future taxable years. Pursuant to this election, each shareholder of the Fund (1) would be required to (a) include in gross income (in addition to dividends actually received) his or her pro rata share of foreign taxes paid by the Fund, (b) treat that share as having been paid by the shareholder, and (c) treat that share of those taxes and any dividend the Fund paid that represents foreign source income as the shareholder’s own income therefrom and (2) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or deduct that share in computing taxable income.

A shareholder may be subject to rules that limit or reduce the ability to claim a credit for, or to fully deduct, his or her pro rata share of foreign taxes. Individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct his or her pro rata share of foreign taxes the Fund paid if the shareholder has not held the Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining his or her federal income tax liability unless the Fund dividends paid to him or her are “effectively connected” with the shareholder’s conduct of a U.S. trade or business.

I. Capital Loss Carryovers (“CLCOs”)

The Fund may sustain net capital losses (i.e. realized capital losses in excess of realized capital gains, whether short-term or long-term) for a taxable year. Those losses may be “carried over” (but not “carried back”) and used to offset any capital gains realized in a subsequent taxable year for federal income tax purposes. All capital loss carryovers (“CLCOs”) available at the close of the Fund’s most recently completed taxable year (“available CLCOs”) are listed in its financial statements. A Fund’s CLCOs may expire; as a result of the Regulated Investment Company Modernization Act of 2010 (“Act”), whether the Fund’s CLCOs will expire depends on when they arose. CLCOs that arose in taxable years that began or arise in taxable years beginning, after that date (“post-enactment years”), however, do not expire and may be carried forward indefinitely. Any capital losses that the Fund sustains in post-enactment years must be utilized to offset realized capital gains before pre-enactment CLCOs are so utilized; as a result of this ordering rule, those CLCOs may be more likely to expire unused. Capital losses that arise in post-enactment years and are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses (as under previous law).

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of July 6, 2020, the Trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of July 6, 2020, certain shareholders listed in Table 6 in Appendix B owned of record or beneficially 5% or more of the shares of the Fund.

As of July 6, 2020, no shareholder owned of record or beneficially 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust’s officers or employees (whether past, present or future) are personally liable for such claims.

D. Proxy Voting Procedures

The Trust’s and the Adviser’s proxy voting procedures are included in Appendices C and D, respectively.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (800) 943-6786 (toll free); and (2) on the SEC’s website at www.sec.gov.

The Fund’s proxy voting record for the period ended June 30 is available on the Fund’s website at www.beckmack.com.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes are designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

G. Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended March 31, 2020 are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Rating (“IDR”) in the ranges ‘BB’ to ‘C’. For nonperforming obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Municipal Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Municipal Short-Term Credit Ratings:

The following descriptions of Fitch’s municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to honor short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to honor short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to honor short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category.)

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived and/ or Expenses Reimbursed	Advisory Fees Received
March 31, 2020	$372,101	$297,881	$74,220
March 31, 2019	$387,235	$286,326	$100,909
March 31, 2018	$390,568	$297,211	$93,357

Table 2 – Administration Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services. The data is for the last three fiscal years.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Received
March 31, 2020	$172,000	$0	$172,000
March 31, 2019	$172,000	$0	$172,000
March 31, 2018	$172,000	$0	$172,000

Table 3 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser or Distributor
March 31, 2020	$14,057	$0	0%	0%
March 31, 2019	$23,348	$0	0%	0%
March 31, 2018	$23,826	$0	0%	0%

Table 4 – Directed Brokerage

The following table lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended March 31, 2020.

Amount Directed	Amount of Commissions Generated
None	None

Table 5 – Securities of Regular Brokers or Dealers

The following table lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the most recent fiscal year ended March 31, 2020.

Regular Broker or Dealer	Value of Securities Held
None	N/A

B-1

Table 6 – Control Persons and 5% Shareholders

The following table lists, as of July 6, 2020, (1) the persons who owned 25% or more of the outstanding shares of the applicable class, and (2) the persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund. The Fund believes that these shares were owned of record by such shareholders for their fiduciary, agency or custody accounts.

Name and Address	% of Fund
CHARLES SCHWAB AND CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	59.52%

B-2

APPENDIX C – TRUST PROXY VOTING PROCEDURES

Forum Funds

Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A)  Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B)   Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C)   Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D)   Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.

C-1

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A)  The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B)   The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

C-2

APPENDIX D – ADVISER PROXY VOTING PROCEDURES

BECK, MACK & OLIVER LLC

PROXY VOTING PROCEDURES AND POLICIES

9.0 PROXY VOTING

Rule 206(4)-6 under the Advisers Act requires the Company, if it exercises voting authority over client proxies, to adopt policies and procedures reasonably designed to ensure that the investment adviser votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies.

9.1 Compliance Reference Chart

Supervisory Responsibility	Proxy Manager
Operational Area	Investments Administrative
Frequency	Each time the Company votes a client proxy
Statute/Rule	Rule 206(4)-6 under the Advisers Act
Records	Proxy Voting Related Records

9.2 Policy Statement

It is the Company’s policy to ensure that clients are aware of their right to vote proxies of securities held in their accounts and, where clients have delegated proxy voting to the Company, to vote such proxies in a manner that is consistent with its duty to monitor corporate actions and act solely in the best economic interests of clients.

9.3 Procedures

9.3.1 Proxy Manager

Chief Compliance Officer shall oversee the Proxy Manager. The Proxy Manager is responsible for deciding how the Company will vote a proxy and for resolving all material conflicts of interests prior to voting (see §9.3.4).

9.3.2 Administration

The Proxy Manager shall identify those client accounts that the Company is responsible for voting proxies by reviewing the following documents:

●	The client’s Investment Advisory Agreement;

●	The client’s New Account Form; and

●	The client’s file to determine if there are any separate agreements authorizing the Company to vote the client’s proxies.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plant, the plan’s trustee or other fiduciaries), the Company shall be responsible for voting the proxies related to that account.

9.3.3 Receipt of Proxy Materials

When proxy voting authority is delegated to the Company by the client, the Proxy Manager will verify with the custodian that proxy material will be forwarded to the Company. Upon receipt of the annual meeting/proxy materials for any company, the Proxy Manager shall generate a list of all clients that are holders of that security.

9.3.4 Conflicts of Interest

In exercising its voting discretion, the Company and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Company will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential material conflict of interest to the Company or any Interested Person.

9.3.4.1 Interested Person

For purposes of these Proxy Voting Policies and Procedures, “Interested Person” means:

●	(i) Any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Company; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Company; or (iii) any other person for which a person described in clause (ii) acts in any such capacity;

●	Any issuer of a security for which the Company (or any affiliate of the Company) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

●	Any person with whom the Company (or any affiliate of the Company) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Company’s (or its affiliate’s) business.

9.3.4.2 Material Conflicts of Interest

Material conflict of interests may include, but are not limited to:

●	An employee that owns more than a de minimis interest in the company in which the Company will vote on a proxy.

●	An employee that will receive any compensation or profit based on how the Company votes on a proxy.

●	An employee that serves as a director in the company in which the Company will vote on a proxy.

●	An employee whose immediate family member (spouse, child, parent, sibling, or in-law) is a director in the company in which the Company will vote on a proxy.

●	An employee that has a personal relationship with an executive or director in the company in which the Company will vote on a proxy.

●	An employee that has a personal relationship with a candidate to be a director in the company in which the Company will vote on a proxy.

9.3.4.3 Conflicts of Interest Procedures

After informing the client of any potential conflict of interest, the Company will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

9.4 Proxy Voting

The Company has enacted the following proxy voting procedures:

1.	The Proxy Manager shall determine how the Company will vote in instances when a proxy vote is required.
2.

Prior to voting, the Proxy Manager will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

3.

Prior to voting, the Proxy Manager will verify whether an actual or potential conflict of interest with the Company or any Interested Person exists in connection with the subject proposal(s) to be voted upon.

4.

If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

The Conflict Notice should describe:

●	The proposal to be voted upon;

●	The actual or potential conflict of interest involved;

●	The Company’s vote recommendation (with a summary of material factors supporting the recommended vote); and

●	If applicable, the relationship between the Company and any Interested Person.

The Conflict Notice will either request the client’s consent to the Company’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Company may abstain from voting if such action is determined by the Company to be in the best interest of the client under the circumstances.

5.

The Proxy Manager will vote the “first proxy” received from each company in a manner consistent with the Company’s Proxy Voting Policies. Each “first proxy” is marked and initialed by the Proxy Manager. Once the initial proxy is voted, the Proxy Manager will ensure that all client proxies for the same security are voted in the same way.

6.	Before returning the ballots, the Proxy Manager will match the number of shares being voted against a list of all clients’ holdings.

9.5 Periodic Review

Periodically, but no less than annually, the Company will:

●	Verify that all proxies for the securities held in the client’s account have been received;

●	Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries); and

●	Review the files to verify that records of proxy voting have been properly maintained.

9.6 Proxy Voting Policies

The Company will consider only those factors that relate to clients’ investments, including how its vote will economically impact and affect the value of those investments. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value and maintain or increase the rights of shareholders. On each and every issue the Company shall vote in a prudent and diligent fashion and only after a careful evaluation of the issues presented on the ballot. The Company has adopted the proxy voting guidelines set forth below. While serving as a framework, the proxy voting guidelines cannot contemplate all possible proposals with which the Company may be presented. In the absence of a specific guideline for a particular proposal, the Company will evaluate the issue and cast its vote in a manner that, in the Company’s view, will maximize the value of a client’s investment.

9.6.1 Election of Directors

The Company will generally support the management slate in a non-contested election of Directors. In the case of contested board elections, the Company will evaluate the nominees’ qualifications and the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign to determine the outcome the Company believes will maximize shareholder value.

9.6.2 Staggered Boards

Unless there are indications that a particular company is likely to be taken over, and as long as the directors of a company have shown themselves to be accountable to shareholders by their actions, the Company will generally vote to retain a staggered board in an uncontested election.

9.6.3 Supermajority and Cumulative Voting

The Company will generally vote against proposals establishing supermajority or cumulative voting.

9.6.4 Independent Auditors

The Company will generally vote in favor of any widespread accounting firm as auditors of the company; provided that the auditors do not have a significant professional relationship with the issuer that compromises the auditors’ independence.

9.6.5 Compensation Plans

The Company generally supports compensation plans that provide performance objectives and serve to motivate executives to achieve excellent performance. The Company does not generally support plans that have vague or virtually no performance objectives, or those that are excessively generous and go beyond the level necessary to attract and retain qualified and skilled personnel.

9.6.6 Corporate Matters

The Company will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

●	The Company will generally vote for merger and acquisition proposals that will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

●	The Company will generally vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

●	The Company will generally vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

●	The Company will generally vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

9.6.7 Shareholder Proposals

The Proxy Manager will review shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. The Company will generally

●	Abstain from shareholder social and environmental proposals.

●	Support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

●	Vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

●	Vote for proposals to lower barriers to shareholder action.

9.6.8 Other Matters

The Company will generally:

●	Vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

●	Vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

●	Vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

9.6.9 Abstention

The Company may abstain from voting a client proxy if the Proxy Manager concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. The Company may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-US securities). In accordance with the Company’s fiduciary duties, the Proxy Manager will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. The Proxy Manager’s decision takes into account the effect that the vote of the Company’s clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

9.7 Form ADV Disclosure

A concise summary of the Company’s Proxy Voting Policy is disclosed in Part II of the Company’s Form ADV. Information is provided in Part II of the Company’s Form ADV to notify clients how they may obtain a copy of the Company’s Proxy Voting Policy and information about how the Company has voted proxies.

9.8 Books and Records

The Company will maintain, for a period of at least five years, the first two years in an appropriate office of the

Company, the following records:

●	A copy of the proxy statement received (unless retained by a third party for the benefit of the Company or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval system);

●	A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Company with a copy of the voting record upon its request);

●	A copy of any document created by the Company or its employees that was material in making the decision on how to vote the subject proxy; and,

●	A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Company.

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)		Trust Instrument of Registrant as amended and restated on September 8, 2016 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 551 via EDGAR on September 29, 2016, accession number 0001435109-16-002085).

(b)		By-Laws of Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 604 via EDGAR on January 25, 2018, accession number 0001398344-18-000916).

(c)		See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)	Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)	Amended Appendix to the Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2)(A) in post-effective amendment No. 539 via EDGAR on July 27, 2016, accession number 0001435109-16-001852).

	(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 431 via EDGAR on October 28, 2013, accession number 0001435109-13-000478).

	(4)(A)	Appendix A to the Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4)(A) in post-effective amendment No. 658 via EDGAR on October 25, 2019, accession number 0001398344-19-018494).

	(5)	Appendix A to the Investment Advisory Agreement between Registrant and Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 607 via EDGAR on April 25, 2018, accession number 0001398344-18-005981).

	(6)	Investment Advisory Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 357 via EDGAR on April 16, 2012, accession number 0001435109-12-000053).

(6)(A)	Appendix to the Investment Advisory Agreement between Registrant and Auxier Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(6)(A) in post-effective amendment No. 554 via EDGAR on October 26, 2016, accession number 0001435109-16-002143).

(7)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(7)(A)	Amended Appendix A to the Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7)(A) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

(8)	Sub-Advisory Agreements between Absolute Investment Advisers LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(9)	Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 326 via EDGAR on July 29, 2011, accession number 0000315774-11-000203).

(9)(A)	Appendix A to the Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 643 via EDGAR on July 22, 2019, accession number 0001398344-19-012316).

(10)	Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

(11)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).

(11)(A)	Amended Appendix to the Sub-Advisory Agreement between Absolute Investment Advisers LLC and Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11)(A) in post-effective amendment No. 602 via EDGAR on December 20, 2017, accession number 0001398344-17-016073).

(12)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(12) in post-effective amendment No. 582 via EDGAR on July 25, 2017, accession number 0001435109-17-000504).

(12)(A)	Amended Appendix A to the Sub-Advisory Agreement between Absolute Investment Advisers LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(12)(A) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(13)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and The Boston Company Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 473 via EDGAR on January 23, 2015, accession number 0001435109-15-000044).

(14)	Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (d)(14) in post-effective amendment No. 654 via EDGAR on August 22, 2019, accession number 0001398344-19-015047).

(15)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Credit Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(16)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and LakeWater Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).

(17)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Madden Asset Management LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(20) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).

(18)	Investment Advisory Agreement between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 365 via EDGAR on May 29, 2012, accession number 0001435109-12-000085).

(19)	Investment Advisory Agreement between Registrant and Merk Investments LLC, regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).

(20)	Subadvisory Agreement between Absolute Investment Advisers LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).

(21)	Investment Advisory Agreement between Registrant and MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC) (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

(22)	Subadvisory Agreement between Absolute Investment Advisers LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).

(23)	Subadvisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).

(23)(A)	Amended Appendix to the Sub-Advisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(23)(A) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(24)	Subadvisory Agreement between Absolute Investment Advisers LLC and Yacktman Asset Management Co. dated June 29, 2012, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 371 via EDGAR on July 27, 2012, accession number 0001435109-12-000138).

(25)	Subadvisory Agreement between Absolute Investment Advisers LLC and Sabal Capital Management, LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).

(26)	Investment Advisory Agreement between Registrant and Lee Munder Capital Group, LLC dated April 1, 2013 (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).

(26)(A)	Amended Appendix to Advisory Agreement between Registrant and LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC) (Exhibit incorporated by reference as filed as Exhibit (d)(26)(A) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

(27)	Investment Advisory Agreement between Registrant and Monongahela Capital (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).

(28)	Subadvisory Agreement between Absolute Investment Advisers LLC and Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).

(29)	Investment Advisory Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(32) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).

(30)	Investment Advisory Agreement between Registrant and Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 470 via EDGAR on December 24, 2014, accession number 0001435109-14-000901).

(31)	Subadvisory Agreement between Exceed Advisory LLC and First Principles Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(31) in post-effective amendment No. 447 via EDGAR on April 24, 2015, accession number 0001435109-15-000323).

(32)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated June 12, 2015 with respect to Absolute Capital Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(32) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).

(32)(A)	Amended Appendix to Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC with respect to Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (Exhibit incorporated by reference as filed as Exhibit (d)(32)(A) in post-effective amendment No. 583 via EDGAR on July 26, 2017, accession number 0001435109-17-000509).

	(33)	Investment Advisory Agreement between Registrant and Adalta Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(34) in post-effective amendment No. 551 via EDGAR on September 29, 2016, accession number 0001435109-16-002085).

	(33)(A)	Amended Appendix A to Investment Advisory Agreement between Registrant and Adalta Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(33)(A) in post-effective amendment No. 616 via EDGAR on July 25, 2018, accession number 0001398344-18-010485).

	(34)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Tortoise Capital Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(34) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(e)	(1)	Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(2)	Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).

	(2)(A)	Amended Appendix A to the Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

(f)		None.

(g)	(1)	Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(1)(A)	Amended Schedule A to the Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(1)(A) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(2)	Custodian Agreement between Registrant and MUFG Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

(2)(A)	Amended Appendix A to the Custodian Agreement between Registrant and MUFG Union Bank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(2)(A) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

(3)	Custodian Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).

(3)(A)	Amended Appendix A to the Custodian Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (g)(3)(A) in post-effective amendment No. 583 via EDGAR on July 26, 2017, accession number 0001435109-17-000509).

(4)	Custodian Agreement between Registrant and The Bank of New York Mellon (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 643 via EDGAR on July 22, 2019, accession number 0001398344-19-012316).

(4)(A)	Amended Schedule I to the Custodian Agreement between Registrant and The Bank of New York Mellon (Exhibit incorporated by reference as filed as Exhibit (g)(4)(A) in post-effective amendment No. 643 via EDGAR on July 22, 2019, accession number 0001398344-19-012316).

(h)	(1)	Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(1)(A)	Amended Attachment to the Services Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (Exhibit incorporated by reference as filed as Exhibit (h)(1)(A) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

(2)	Sub-Administration Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).

(3)	Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

(4)	Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

(5)	Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. 658 via Edgar on October 25, 2019, accession number 0001398344-19-018494).

(6)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 657 via EDGAR on October 23, 2019 accession number 0001398344-19-018308).

(7)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver is filed herewith.

(8)	Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (h)(8) in post-effective amendment No. 665 via EDGAR on April 24, 2020 accession number 0001398344-20-008425).

(9)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 368 via EDGAR on July 23, 2012, accession number 0001435109-12-000129).

(10)	Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 504 via EDGAR on October 23, 2015, accession number 0001435109-15-000961).

(11)	Expense Limitation Agreements between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 473 via EDGAR on January 23, 2015, accession number 0001435109-15-000044).

(12)	Operating Services Agreement between Registrant and Merk Investments LLC regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).

(13)	Expense Limitation Agreement between Registrant and MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

(14)	Expense Limitation Agreement between Registrant and LMCG Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 642 via EDGAR on July 19, 2019, accession number 0001398344-19-012212).

(15)	Expense Limitation Agreement between Registrant and Monongahela Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 654 via EDGAR on August 22, 2019, accession number 0001398344-19-015047).

(16)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (h)(18) in post-effective amendment No. 422 via EDGAR on August 15, 2013, accession number 0001435109-13-000375).

(17)	Expense Limitation Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 604 via EDGAR on January 25, 2018, accession number 0001398344-18-000916).

(18)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 458 via EDGAR on August 27, 2014, accession number 0001435109-14-000610).

(19)	Expense Limitation Agreement between Registrant and Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 664 via EDGAR on April 22, 2020, accession number 0001398344-20-008294).

(20)	Expense Limitation Agreement between Registrant and Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 563 via EDGAR on March 29, 2017, accession number 0001435109-17-000186).

(21)	Expense Limitation Agreement between Registrant and Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 663 via EDGAR on April 20, 2020, accession number 0001398344-20-008202).

(22)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Capital Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No. 559 via EDGAR on January 13, 2017, accession number 0001435109-17-000021).

(23)	Expense Limitation Agreement between Registrant and Adalta Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(23) in post-effective amendment No. 645 via EDGAR on July 24, 2019, accession number 0001398344-19-012413).

(24)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Convertible Arbitrage Fund (Exhibit incorporated by reference as filed as Exhibit (h)(24) in post-effective amendment No. 583 via EDGAR on July 26, 2017, accession number 0001435109-17-000509).

(25)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, and Absolute Strategies Fund dated November 19, 2019 (Exhibit incorporated by reference as filed as Exhibit (h)(25) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

	(25)(A)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, and Absolute Strategies Fund dated January 1, 2020 (Exhibit incorporated by reference as filed as Exhibit (h)(25)(A) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

(i)		Opinion and consent of K&L Gates LLP is filed herewith.

(j)		Consent of BBD LLP is filed herewith.

(k)		None

	(1)	Consent of Auditor of Mohican VCA Fund, LP (Exhibit incorporated by reference as filed as Exhibit (k)(1) in post-effective amendment No. 588 via EDGAR on August 10, 2017, accession number 0001435109-17-000562).

(l)		Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (l)(13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)	Amended and Restated Rule 12b-1 Plan dated December 12, 2012 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, MAI Managed Volatility Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, Merk Absolute Return Currency Fund, Merk Hard Currency Fund, The BeeHive Fund and Steinberg Select Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(1)(A)	Amended Appendix A to the Rule 12b-1 Plan adopted by Registrant for Auxier Focus Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, LMCG International Small Cap Fund, MAI Managed Volatility Fund, Merk Absolute Return Currency Fund, Merk Hard Currency Fund, Steinberg Select Fund and The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1)(A) in post-effective amendment No. 615 via EDGAR on July 24, 2018, accession number 0001398344-18-010441).

(n)	Amended and restated Rule 18f-3 Plan dated June 14, 2013 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Exceed Defined Enhancement Index Fund, Exceed Defined Hedged Index Fund, Exceed Defined Shield Index Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, LMCG International Small Cap Fund, MAI Managed Volatility Fund, Merk Absolute Return Currency Fund, Merk Hard Currency Fund and Steinberg Select Fund (Exhibit incorporated by reference as filed as Exhibit (n) in post-effective amendment No. 580 via EDGAR on July 21, 2017, accession number 0001145443-17-000840).

(p)	(1)	Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).

(2)	Code of Ethics adopted by H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(3)	Code of Ethics adopted by Beck, Mack & Oliver is filed herewith.

(4)	Code of Ethics adopted by Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 657 via EDGAR on October 23, 2019 accession number 0001398344-19-018308).

(5)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 640 via EDGAR on July 17, 2019, accession number 0001398344-19-012051).

(6)	Code of Ethics adopted by Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 657 via EDGAR on October 23, 2019 accession number 0001398344-19-018308).

(7)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 632 via EDGAR on December 19, 2018, accession number 0001398344-18-018174).

(8)	Code of Ethics adopted by Absolute Investment Advisers LLC (Exhibit incorporated by reference as filed as Exhibit (p)(8) in post-effective amendment No. 615 via EDGAR on July 24, 2018, accession number 0001398344-18-010441).

(9)	Code of Ethics adopted by Longhorn Capital Partners, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).

(10)	Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(10) in post-effective amendment No. 657 via EDGAR on October 23, 2019 accession number 0001398344-19-018308).

(11)	Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).

(12)	Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).

(13)	Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(14)	Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(15)	Code of Ethics adopted by Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

(16)	Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 447 via EDGAR on July 22, 2014, accession number 0001435109-14-000467).

(17)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(18)	Code of Ethics adopted by Mohican Financial Management (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 583 via EDGAR on July 26, 2017, accession number 0001435109-17-000509).

(19)	Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 503 via EDGAR on October 22, 2015, accession number 0001435109-15-000958).

(20)	Code of Ethics adopted by The Boston Company Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(21)	Code of Ethics adopted by Spears Abacus Advisors LLC is filed herewith.

(22)	Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(23)	Code of Ethics adopted by Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).

(24)	Code of Ethics adopted by MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 663 via EDGAR on April 20, 2020, accession number 0001398344-20-008202).

(25)	Code of Ethics adopted by Sabal Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).

(26)	Code of Ethics adopted by LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC) (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).

(27)	Code of Ethics adopted by Monongahela Capital Management (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).

(28)	Code of Ethics adopted by Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).

(29)	Code of Ethics adopted by Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).

(30)	Code of Ethics adopted by LakeWater Capital LLC (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 279 via EDGAR on April 28, 2015, 0001435109-15-000335)

(31)	Code of Ethics adopted by Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 503 via EDGAR on October 22, 2015, accession number 0001435109-15-000958).

(32)	Code of Ethics adopted by First Principles Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 473 via EDGAR on January 23, 2015 accession number 0001435109-15-000044).

(33)	Code of Ethics adopted by Adalta Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment 559 via EDGAR on January 13, 2017 accession number 0001435109-17-000021).

(34)	Code of Ethics adopted by Tortoise Capital Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 602 via EDGAR on December 20, 2017, accession number 0001398344-17-016073).

Other Exhibits:

(A)	Powers of Attorney for Jennifer Brown-Strabley, Mark D. Moyer, and David Tucker, Trustees of Registrant (Exhibit incorporated by reference as filed as Exhibit (A) in post-effective amendment No. 640 via EDGAR on July 17, 2019, accession number 0001398344-19-012051).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such

Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Adalta Capital Management, LLC, Exceed Advisory LLC, LMCG Investments, LLC, Monongahela Capital Management, Inc. and Steinberg Asset Management, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the

Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Lebenthal Lisanti Capital Growth, LLC, Beck, Mack & Oliver LLC, DF Dent & Company, Inc., Merk Investments LLC, Polaris Capital Management, LLC and Spears Abacus Advisers LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

(b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Absolute Investment Advisers LLC and MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC). includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations and under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing, services, administrator, fund accountant, custodian or transfer agent to the Trust. The Adviser shall not be liable to the Trust for any action take or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Auxier Asset Management, LLC and H.M. Payson & Co. includes language similar to the following:

The Adviser may rely on information reasonably believed by the Adviser to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard by any of such persons of the Adviser’s obligations and duties under this Agreement.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	Lisanti Capital Growth, LLC (f/k/a Lebenthal Lisanti Capital Growth, LLC and AH Lisanti Capital Growth, LLC)

With respect to Lisanti Capital Growth, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62639). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(b)	Auxier Asset Management LLC

With respect to Auxier Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-55757). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(c)	Beck, Mack & Oliver LLC

With respect to Beck, Mack & Oliver LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-482). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(d)	D.F. Dent and Company, Inc.

With respect to D.F. Dent and Company, Inc., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11364). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(e)	H.M. Payson & Co.

With respect to H.M. Payson & Co., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-3901). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(f)	LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC)

With respect to LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC), the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-70357). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(g)	MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC)

With respect to MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC), the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-58104). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(h)	Merk Investments LLC

With respect to Merk Investments LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60616). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(i)	Polaris Capital Management, LLC

With respect to Polaris Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-43216). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(j)	Rodgers Brothers, Inc. d/b/a/ Monongahela Capital Management

With respect to Monongahela Capital Management, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61034). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(k)	Spears Abacus Advisors LLC

With respect to Spears Abacus Advisors LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-67401). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(l)	Steinberg Asset Management, LLC

With respect to Steinberg Asset Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60898). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(m)	Absolute Investment Advisers LLC

With respect to Absolute Investment Advisers LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-63488). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(n)	Harvest Capital Strategies LLC

With respect to Harvest Capital Strategies LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66003). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(o)	Kovitz Investment Group Partners, LLC

With respect to Kovitz Investment Group, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62239). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(p)	LakeWater Capital LLC

With respect to LakeWater Capital LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC

(File No. 801-78938). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(q)	Longhorn Capital Partners, L.P.

With respect to Longhorn Capital Partners, L.P., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66480). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(r)	Mohican Financial Management, LLC

With respect to Mohican Financial Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66181). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(s)	Sabal Capital Management, LLC

With respect to Sabal Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76818). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(t)	St. James Investment Company, LLC

With respect to St. James Investment Company, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61779). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(u)	The Boston Company Asset Management LLC

With respect to The Boston Company Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-6829). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(v)	Yacktman Asset Management LP

With respect to Yacktman Asset Management LP, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76744). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(w)	Exceed Advisory LLC

With respect to Exceed Advisory LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79958). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(x)	First Principles Capital Management, LLC

With respect to First Principles Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64744). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(y)	Adalta Capital Management LLC

With respect to First Principles Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-107823). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(z)	Tortoise Capital Advisors, LLC

With respect to Tortoise Capital Advisors, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61622). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund	64.	Plan Investment Fund, Inc.
2.	Absolute Shares Trust	65.	PMC Funds, Series of Trust for Professional Managers
3.	AdvisorShares Trust	66.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
4.	AGF Investments Trust (f/k/a FQF Trust)	67.	Quaker Investment Trust
5.	AIM ETF Products Trust	68.	Renaissance Capital Greenwich Funds
6.	AlphaCentric Prime Meridian Income Fund	69.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
7.	American Century ETF Trust	70.	RMB Investors Trust (f/k/a Burnham Investors Trust)
8.	American Customer Satisfaction ETF, Series of ETF Series Solutions	71.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
9.	Amplify ETF Trust	72.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
10.	ARK ETF Trust	73.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
11.	Bluestone Community Development Fund (f/k/a The 504 Fund)	74.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

12.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	75.	Salient MF Trust
13.	Brand Value ETF, Series of ETF Series Solutions	76.	SharesPost 100 Fund
14.	Bridgeway Funds, Inc.	77.	Six Circles Trust
15.	Brinker Capital Destinations Trust	78.	Sound Shore Fund, Inc.
16.	Calamos Convertible and High Income Fund	79.	Strategy Shares
17.	Calamos Convertible Opportunities and Income Fund	80.	Syntax ETF Trust
18.	Calamos Global Total Return Fund	81.	Tactical Income ETF, Series of Collaborative Investment Series Trust
19.	Carlyle Tactical Private Credit Fund	82.	The Chartwell Funds
20.	Center Coast Brookfield MLP & Energy Infrastructure Fund	83.	The Community Development Fund
21.	Cliffwater Corporate Lending Fund	84.	The Relative Value Fund
22.	CornerCap Group of Funds	85.	Third Avenue Trust
23.	Davis Fundamental ETF Trust	86.	Third Avenue Variable Series Trust
24.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions	87.	Tidal ETF Trust
25.	Defiance Quantum ETF, Series of ETF Series Solutions	88.	TIFF Investment Program
26.	Direxion Shares ETF Trust	89.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
27.	Eaton Vance NextShares Trust	90.	Timothy Plan International ETF, Series of The Timothy Plan
28.	Eaton Vance NextShares Trust II	91.	Timothy Plan US Large/Mid Cap Core ETF
29.	EIP Investment Trust	92.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
30.	Ellington Income Opportunities Fund	93.	Transamerica ETF Trust
31.	EntrepreneurShares Series Trust	94.	Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust
32.	Esoterica Thematic Trust	95.	Trend Aggregation Dividend Stock ETF, Series of Collaborative Investment Series Trust
33.	Evanston Alternative Opportunities Fund	96.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
34.	EventShares U.S. Legislative Opportunities ETF, Series of Listed Funds Trust	97.	Trend Aggregation US ETF, Series of Collaborative Investment Series Trust

35.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)	98.	TrueShares AI & Deep Learning Fund, Series of Listed Funds Trust
36.	Fiera Capital Series Trust	99.	TrueShares ESG Active Opportunities Fund, Series of Listed Funds Trust

37.	FlexShares Trust	100.	U.S. Global Investors Funds
38.	Forum Funds	101.	Variant Alternative Income Fund
39.	Forum Funds II	102.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
40.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series	103.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
41.	GraniteShares ETF Trust	104.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
42.	Guinness Atkinson Funds	105.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
43.	Infinity Core Alternative Fund	106.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
44.	Innovator ETFs Trust	107.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
45.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)	108.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
46.	Ironwood Institutional Multi-Strategy Fund LLC	109.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
47.	Ironwood Multi-Strategy Fund LLC	110.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
48.	IVA Fiduciary Trust	111.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
49.	John Hancock Exchange-Traded Fund Trust	112.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
50.	Manor Investment Funds	113.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
51.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV	114.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
52.	Morningstar Funds Trust	115.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

53.	OSI ETF Trust	116.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
54.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust	117.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
55.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust	118.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II

56.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust	119.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
57.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust	120.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
58.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust	121.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
59.	Pacific Global ETF Trust	122.	Vivaldi Opportunities Fund
60.	Palmer Square Opportunistic Income Fund	123.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
61.	Partners Group Private Income Opportunities, LLC	124.	WisdomTree Trust
62.	PENN Capital Funds Trust	125.	WST Investment Trust
63.	Performance Trust Mutual Funds, Series of Trust for Professional Managers	126.	XAI Octagon Floating Rate & Alternative Income Term Trust

ITEM 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

ITEM 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the

Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on July 20, 2020.

Forum Funds

/s/ Jessica Chase
Jessica Chase, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on July 20, 2020 .

(a)	Principal Executive Officer

/s/ Jessica Chase
Jessica Chase
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

/s/Jesssica Chase
Jessica Chase, Trustee
Jennifer Brown-Strabley, Trustee*
Mark Moyer, Trustee*
David Tucker, Trustee*

By:	/s/ Zachary Tackett
Zachary Tackett
As Attorney-in-fact

*	Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBITS

(h)(7)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver is filed herewith.
(i)	Opinion and consent of K&L Gates LLP is filed herewith.
(j)	Consent of BBD LLP is filed herewith.
(p)(3)	Code of Ethics adopted by Beck, Mack & Oliver is filed herewith.
(p)(21)	Code of Ethics adopted by Spears Abacus Advisors LLC is filed herewith.